UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

January 21, 2011

Merchants Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive	05403
So. Burlington, Vermont (Address Of Principal Executive Offices)	(Zip Code)

(802) 658-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Ac (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information in this Current Report on Form 8-K is furnished under Item 2.02 – “Results of Operations and Financial Condition.” Such information, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On January 21, 2011, Merchants Bancshares, Inc. (“Merchants”) issued a press release announcing that on January 20, 2011, the Board of Directors of Merchants declared a dividend of 28 cents per share on Merchants’ common stock. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On January 26, 2011, Merchants issued a press release announcing its financial results for the fourth quarter ended December 31, 2010. The text of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 8.01. Other Events.

Through the press release dated January 21, 2011, Merchants also announced the extension of its stock buyback program. In announcing the extension, the press release incorrectly stated that Merchants had repurchased 143,475 shares “during 2010.” The statement should have read Merchants had purchased 143,475 shares “since the program’s adoption in 2007.”

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 21, 2011
99.2	Press Release dated January 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MERCHANTS BANCSHARES, INC.

		By:	/s/ Michael R. Tuttle
		Name:	Michael R. Tuttle
		Title:	President & Chief Executive Officer

		By:	/s/ Janet P. Spitler
		Name:	Janet P. Spitler
		Title:	Chief Financial Officer & Treasurer Principal Accounting Officer

Date:	January 26, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 21, 2011
99.2	Press Release dated January 26, 2011

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